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                                                Exhibit 10.3


                REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement is made this
23rd day of December, 1996 between Home Properties of New
York, Inc., a Maryland corporation (the "Company"), and the
State Treasurer of the State of Michigan, Custodian of
Michigan Public School Employees' Retirement System, State
Employees' Retirement System, Michigan State Police
Retirement System and Michigan Judges' Retirement System
(the "Holder").

          WHEREAS, the Company, the Holder and Home
Properties of New York, L.P., a New York limited partnership (the "Operating Partnership"), have entered into a Partnership Interest Purchase Agreement (the "Acquisition Agreement"), that provides for the purchase by the Holder and sale by the Operating Partnership to the Holder of the Class A Partnership Interest (the "Class A Interest");

          WHEREAS, the Holder has the right to convert the Class A Interest into shares of Common Stock of the Company; and
          WHEREAS, as a condition to the closing of the transactions contemplated by the Acquisition Agreement, the Company has agreed to grant the Holder certain registration rights with respect to the shares of Common Stock of the Company for which the Class A Interest may be exchanged;

          NOW, THEREFORE, the parties hereby agree as follows:
          Section 1.  Definitions.  As used in this
Agreement, the following terms have the following meanings.
Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Acquisition Agreement.

          1.1  "Acquisition Agreement" shall have the
meaning set forth above.

          1.2 "Affiliate" shall have the meaning specified in Rule 12b-2 promulgated under the Exchange Act.

          1.3 "Blackout Period" shall have the meaning set forth in Section 4.1(b) hereof.

          1.4  "Common Stock" shall mean the Company's
Common Stock, par value $.01 per share.

          1.5  "Company" shall mean Home Properties of New
York, Inc., a Maryland corporation and general partner of the Operating Partnership.

          1.6  "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

          1.7 "Holder" shall have the meaning set forth above and shall include any assignee thereof in accordance with Section 11 of this Agreement.

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          1.8  "Operating Partnership" shall have the
meaning set forth above.

          1.9 "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering by the SEC of effectiveness of such registration statement.

          1.10 "Registrable Stock" shall mean any and all shares of Common Stock issued or issuable to the Holder pursuant to Amendment No. 9 to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership or other securities of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any of the foregoing securities, which have not otherwise been registered.

          1.11 "SEC" shall mean the Securities and Exchange
Commission.

          1.12 "Securities Act" shall mean the Securities
Act of 1933, as amended.

          1.13 "Selling Holder" shall mean a Holder proposing to sell or selling Registrable Stock pursuant to a registration statement as provided in this Agreement.

          Section 2.  Obligations of the Company.  Whenever
the Company is required by the provisions of this Agreement to effect promptly a registration or qualification of shares of Registrable Stock, the Company will keep the Selling Holder advised in writing as to the initiation of each registration or qualification and as to the completion thereof and will use reasonable business efforts to perform the following covenants:

          2.1 The Company will prepare and file with the SEC a registration statement (including a prospectus therein), on the appropriate form in light of the intended method of distribution, to register the shares of Registrable Stock under the Securities Act and use reasonable business efforts to cause such registration statement to become and remain effective as provided in this Agreement, provided that before filing such registration statement or any amendments or supplements thereto, the Company will furnish to the Holder and counsel selected by the Holder copies of all documents required to be filed, which documents will be subject to review by such counsel before such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes to any information relating to the Holder contained in such filing or in such documents.

          2.2 The Company will prepare and file with the SEC such amendments and supplements to a registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Selling Holders of such shares; provided, however, the Company shall have no obligation to maintain the effectiveness of

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any registration statement as to which a
Selling Holder fails to comply with the provisions of
Section 8 hereof.

          2.3 The Company shall furnish to each Selling Holder and to any underwriter of the shares being registered such number of copies of the registration statement and the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and such other documents as such Selling Holder or underwriter may reasonably request.

          2.4 The Company will use reasonable business efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as the Selling Holder or any underwriter shall reasonably request in order to enable such Selling Holder or underwriter to consummate the public sale or other disposition of the shares owned by such Selling Holder in such jurisdictions and keep such registration or qualification in effect for so long as such registration statement remains in effect; provided, however, that the Company shall not be required so to register or qualify if the result thereof is to require the Company to qualify to do business or to file a general consent to service of process in such jurisdiction.

          2.5  The Company will enter into a written
underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holder and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten, in whole or in part.

          2.6 The Company will notify the Holder, at any time when a prospectus included in a registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2.7 The Company will furnish, at the request of the Holder, if the Holder is requesting registration of shares of Registrable Stock pursuant to this Agreement, on the date that such shares are delivered to any underwriter for sale in connection with a registration pursuant to this Agreement, if such shares are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such shares becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and including a statement by such counsel that in the course of the preparation of the registration statement registering such shares of Registrable Stock nothing has come to the attention of such counsel that would lead such counsel to believe that the registration statement, as then in effect, or prospectus related thereto includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, addressed to the underwriters, if any, and to the Holder and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and

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substance as is customarily given by independent
certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

          2.8 The Company will use its reasonable business efforts to list all shares of Registrable Stock covered by a registration statement on the New York Stock Exchange or such other securities exchange as may be mutually agreed upon by the parties and such securities exchange.

          2.9 The Company will provide a transfer agent and registrar for all Registrable Stock covered by such registration statement not later than the effective date of such registration statement.

          2.10 The Company will comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of
Section 11(a) of the Securities Act, and not file any amendment or supplement to the registration statement or prospectus to which the Holder shall have reasonably objected on the grounds that such amendment or supplement to such registration statement or prospectus to which the Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act, having been furnished with a copy thereof at the earliest practicable date.

          2.11 In connection with preparation and filing of a registration statement under the Securities Act, the Company shall furnish to the Holder, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein as filed with the SEC, and each amendment thereof or supplement thereto, and shall give each of them access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holder's and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          The parties anticipate that any registration pursuant to this Agreement shall be a registration on Form S-3 (or a substantially equivalent registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation by reference to other documents filed by the Company with the Commission), but agree that should a registration on Form S-3 be unavailable to the Company such unavailability will not alter the rights of the Holder or the obligations of the Company hereunder, including, without limitation, to have the Registrable Stock registered on an available registration form

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       Section 3.  Registration at Request of Holder.

          3.1 The Holder shall have the right to request the registration and qualification with respect to the Registrable Stock, at any time after the date hereof, until termination of such rights as provided in Section 13 hereof and subject to the limitations set forth in Section 4 below; provided, however, that the Company shall not be required to effect a registration pursuant to this Section 3 unless the Holder requesting such registration proposes to include therein at least 25% of the Registrable Stock. . The Holder shall have the right to specify the type of registration requested, including, without limitation, a registration on a continuous or delayed basis (a "Shelf Registration"). The Company will use its reasonable business efforts to effect all such registrations and qualifications within 90 days of such request (including, without limitation, the execution of an undertaking to file posteffective amendments, appropriate qualification under the blue sky or other state securities laws and appropriate compliance with regulations issued under the Securities Act and any other governmental requirements and regulations) as may be so requested and as would permit or facilitate the sale and distribution of the Holder's Registrable Stock as are specified in such request; provided, however, that the Company will not be required to have an effective registration statement on file with the SEC or any state securities commission prior to the to the second anniversary of the issuance date of the Class A Interest (the "Lock-Up Date"). The Holder's request for registration shall be in writing and shall indicate (i) the type of registration requested (ii) the intended method of distribution of such registered shares, (iii) if applicable, the portion of the Class A Interest to be converted in connection with, or prior to, registration, and (iv) if applicable, the number of shares of Registrable Stock to be registered.

          3.2 The Company may give written notice within ten days after receipt of any request for registration of the Registrable Stock (the "Notice") to all other persons who have the right to require the Company to include their registrable shares of Common Stock in a registration statement prepared by the Company (whether pursuant to existing or future rights or agreements with the Company) of the receipt of such request for registration and shall include in such registration statement all such registrable shares of Common Stock as to which the Company receives written request for inclusion from such other persons within ten business days after the giving of the Notice.

          3.3 The registration statement relating to any Shelf Registration and any form of the prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as the Holder may from time to time notify the Company, including the sale of some or all of the Registrable Stock in a public offering or, if requested by the Holder, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such placement to permit such shares freely to be tradable by the purchasers thereof, or (ii) in a transaction under Rule 144A of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such transaction to permit such shares freely to be tradable by the purchasers thereof, in each case subject to the terms and conditions of this Agreement. The

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Company shall use its reasonable
business efforts to keep the Shelf Registration continuously effective for the period beginning on the date of which the Shelf Registration is declared effective and ending on the first date that there are no shares of Registrable Stock that have not been sold (provided that the Company may terminate the effectiveness of a Shelf Registration registering: (i) 25% or less of the Registrable Stock on the second anniversary of the date of effectiveness thereof;
(ii) 50% to 75% of the Registrable Stock on the third anniversary of the date of effectiveness thereof; and (iii) 75% to 100% of the Registrable Stock on the fourth anniversary of the date of effectiveness thereof, in each case plus a number of days equal to the number of days in all Registration Suspension Periods relating to such Shelf Registration). During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by the Holder or its underwriter, including to reflect any specific plan of distribution or method of sale (which request shall be made no more frequently than once every three months), and shall use its reasonable business efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

          Once any registration statement filed pursuant to this Section 3.3 has been declared effective, any period during which the Company fails to keep such registration statement effective and usable for resale of Registrable Stock for the period required by Section 2.2 shall be
referred to as a "Registration Suspension Period."   A
Registration Suspension Period shall commence on and include the date that the Company gives written notice to the Holder of its determination that such registration statement is no longer effective or usable for resale of Registrable Stock (the "Suspension Notice") to and including the date which the Company notifies the Holder that the use of the prospectus included in such registration statement may be resumed for the disposition of the Registrable Stock.

          Section 4.  Limitations Regarding Registration at
the Request of Holder.

          4.1 The Company shall not be required to effect a registration pursuant to Section 3 if:
                         (a)  if the Company has already
                    effected one registration for the Holder pursuant to Section 3 during the immediately preceding twelve-month period;
                         (b)  if at the time of the request
                    to register the resale of Registrable
                    Stock the Company gives notice within 30 days of such request that it is engaged, or has plans to engage within 90 days of the time of the request, in a registered public offering pursuant to Section 5 as to which the Holder may include all of the shares of Registrable Stock which the Holder desires to sell at that time and provided that the Company may not exercise this right more than once in any twelve-month period. The Company shall promptly notify the Holder and effect the registration requested pursuant to Section 3 if the Company determines not to proceed with its planned offering; or

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                         (c)  the Board of Directors of the
                    Company reasonably determines in good
                    faith that effecting such a registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company or a merger, reorganization, recapitalization or similar transaction materially affecting the capital structure or equity ownership of the Company or that the Company is in possession of material information which the Board of Directors of the Company reasonably determines it is not in the best interests of the Company to disclose in a registration statement at such time; provided, however, that the Company may only delay a demand registration pursuant to this clause (c) for a period not exceeding 60 days (or until such earlier time as such transaction is consummated or no longer proposed or the material information has been made public (the "Blackout Period").

          4.2 The Company shall promptly notify the Holder in writing of any decision not to effect any such registration pursuant to this Section 4, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holder as soon as a registration pursuant to Section 3 may be effected. Upon notice to the Holder of a Blackout Period, Holder covenants that he shall (i) use all reasonable efforts to prevent disclosure, by such Holder or any person becoming aware of the notice through them, of the fact that a Blackout Period notice was given; (ii) promptly halt any offer, sale, trading or transfer by any such Holder or his Affiliates for the period set forth in the notice; and
(iii) promptly halt any use, publication, or distribution of any prospectus with respect to Registrable Securities for the duration of the Blackout Period.

          Section 5. Piggy Back Registration. The Holder will have no rights under this Section 5 with respect to the registration of the conversion of the Class A Interest into shares of Common Stock nor until after the Lock-Up Date. From time to time thereafter, if the Company proposes to register any of its Common Stock for sale by the Company or any of its security holders for cash (other than a registration effected (a) solely to implement the exchange of securities, assets or stock of other persons, (b) solely to implement an employee benefit plan, or (c) on behalf of any security holder of the Company whose right to request registration does not require it to accept registration of additional securities and who objects to such inclusion), the Company will give written notice of its intention to file a registration statement to Holders and all other persons who have rights to require the Company to include
their shares on such a registration statement.   If the
Holder desires to include Registrable Stock in such registration he shall, within 30 days after receipt of such notice from the Company, deliver to the Company a written request stating the number of shares of Registrable Stock proposed to be included in the registration and the intended method of distribution of such shares. The Company will use its reasonable business efforts to cause all such Registrable Stock to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder of the shares so registered; subject, however, to the limitations set forth in Section 6.

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        Section 6.  Limitations Regarding Piggy Back
Registration.

          6.1 If a registration of which the Company gives notice pursuant to Section 5 or a registration of the resale of Registrable Stock pursuant to Section 3 in which another security holder desires to include shares is for an underwritten offering, only securities which are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 3 or
Section 5, if the underwriter with respect to the offering, in its sole discretion, determines that marketing factors require a limitation of the number or dollar amount of securities to be underwritten or determines that some other limitation is advisable, the underwriter may exclude or otherwise limit the number or dollar amount of securities to be included in the registration and underwriting and the Company shall include in the registration:

                         (a)  if the registration is
                    initiated by the Selling Holder as
                    provided in Section 3 hereof:  (i)
                    first, all the Registrable Stock
                    requested to be included by the Selling
                    Holder hereunder, (ii) second, the
                    amount of securities proposed to be sold by the Company up to the maximum includable in the opinion of the underwriters, and (iii) third, the amount of securities proposed to be sold by any other security holders up to the maximum includable in the opinion of the underwriters pro rata as among such security holders on the basis of the dollar amount of securities to be included therein by each such person;

                         (b)  if the registration is
                    initiated by the Company   (i) first,
                    all securities intended to be included
                    by the Company, and (ii) second, the
                    amount of securities proposed to be sold by the Selling Holder hereunder and any other security holders up to the maximum includable in the opinion of the underwriters pro rata as among the Selling Holder and the other security holders on the basis of the dollar amount of securities to be included therein by each such person; and

                         (c)  if the registration is
                    initiated by any security holder other
                    than a holder of Registrable Stock  (i)
                    first, all the securities of any holder
                    exercising "demand" registration rights,
                    (ii) second, the amount of securities
                    proposed to be sold by the Company up to the maximum includable in the opinion of the underwriters, and (iii) third, the amount of securities proposed to be sold by the Selling Holder and any other security holders up to the maximum includable in the opinion of the underwriters pro rata among the Selling Holders and other security holders on the basis of the dollar amount of securities to be included therein by each Selling Holder or other security holder.

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          If the number of shares of Registrable Stock which
may be included by the Selling Holder is limited pursuant to paragraphs (b) and (c) above, the Company shall advise the Selling Holder of any exclusion or other limitation, and the number of shares of Registrable Stock that may be included in the registration and underwriting or the method by which such number will be calculated. No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

        6.2  If the Selling Holder determines not to
participate in the underwriting with respect to any such registration, such Selling Holder may elect to withdraw therefrom by giving written notice to the Company and the underwriter prior to the effective date of the registration statement. The Registrable Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that if by the withdrawal of such shares a greater number of shares of Registrable
Stock held by other Selling Holders and other security holders described in paragraphs (a)(iii), (b)(ii) or
(c)(iii) of Section 6.1, as appropriate, may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Selling Holder shall have the right to include additional Registrable Stock (the securities so included to be allocated pro rata among the Selling Holder and other security holders described in paragraphs (a)(iii), (b)(ii) or (c)(iii) of Section 6.1, as appropriate).

          6.3  Notwithstanding the filing of any
registration statement, the Company may, at any time prior to the effective date thereof and without liability to any Holder, determine not to register the securities to which the registration statement relates and withdraw such registration statement if such withdrawal is requested by the person initiating the filing or if the Company is in possession of material information which the Board of Directors of the Company reasonably determines it is not in the best interests of the Company to disclose in a registration statement at such time.

          Section 7.  Designation of Underwriter.

          7.1 In the case of any registration effected pursuant to Section 3, the requesting Holder shall have the right to designate the managing underwriter or underwriters to be employed in connection therewith subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company (together with any other person including securities in such registration shall enter into any underwriting agreement relating thereto and shall make appropriate representations and warranties and other agreements for the benefit of the underwriters and the Company. If the Selling Holder disapproves of the terms of any such underwriting, the Selling Holder may elect to withdraw therefrom by written notice to the Company and the underwriter.

          7.2 In the case of any registration not initiated by the Selling Holder pursuant to Section 3, the Company or another group of security holders shall have the right to designate the managing underwriter to be employed in connection therewith and, to the extent required by the underwriters, the Selling Holder shall be a party to any underwriting agreement relating thereto and shall make appropriate representations and warranties and other agreements for the benefit of the underwriters and the Company. If the Selling Holder disapproves of the terms of

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any such underwriting, the Selling Holder may elect to
withdraw therefrom by written notice to the Company and the underwriter.

         Section 8.  Cooperation by Selling Holder.

          8.1 The Selling Holder of Registrable Stock, and each underwriter designated by each such Selling Holder, if any, will furnish to the Company such information and execute such documents as the Company may reasonably require from such Selling Holder or underwriter in connection with the registration statement (and the prospectus included therein) including, without limitation, all information required by the applicable rules and regulations of the SEC concerning the proposed method of sale or other disposition of the Registrable Stock, the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith and such other information as may be reasonably required by the Company properly to prepare and file such registration statement in accordance with applicable provisions of the Securities Act. The Company's obligations under this Agreement shall be conditioned on each Selling Holder's compliance with this Section 8.

       8.2 If such Selling Holder desires to sell and distribute Registrable Stock in a Shelf Registration, then such Holder shall execute and deliver, and provide to the Company, such representations, warranties, agreements, and other documents as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act, the Exchange Act and any state securities laws and shall indemnify the Company from any losses that arise out of or are based upon any untrue statement contained in the registration statement, or the prospectus included therein or prospectus supplement related thereto, or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information regarding such Holder furnished to the Company by such Holder expressly for use therein.

          8.3 In the case of an underwritten offering, such Selling Holder shall agree to sell the Registrable Stock on the basis of the underwriting arrangements approved by the person entitled to select the underwriters as provided in
Section 7, shall provide for the benefit of the underwriters and the Company such representations, warranties, agreements, and other documents as are required under the terms of such underwriting arrangements and . shall indemnify the Company from any losses that arise out of or are based upon any untrue statement contained in the registration statement, or the prospectus included therein or prospectus supplement related thereto, or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information regarding such Holder furnished to the Company by such Holder expressly for use therein.

          8.4 In the case of any registration requested pursuant to the provisions of Section 6, the offering price for any shares of Common Stock to be so registered shall be no less than for any Common Stock then to be registered for sale for the account of the Company or

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other security holders of the Company, unless such shares of Common Stock are to be offered from time to time based on the prevailing market price.

          8.5  The Selling Holder included in the
registration statement will not effect sales thereof after telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus or during any Blackout
Period until such Selling Holder has received notice from the Company that the required corrections or updates are effective or the Blackout Period has ended.

          At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in Section 2.2, the Selling Holder shall discontinue sales of securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Selling
Holder shall notify the Company of the number of securities registered which remain unsold promptly upon receipt of such notice from the Company.

          Section 9.  Expenses of Registration.  All
expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, qualification or other compliance, and the reasonable fees and disbursements of one counsel to the Selling Holder shall be borne by the Company; provided that all underwriting discounts and commissions applicable to the sale of Registrable Stock being sold shall be borne by the persons who are offering Registrable Stock, pursuant to any such registration, pro rata according to the quantity of their Registrable Stock so sold.

          Section 10.  Indemnification.

          10.1 To the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Selling Holder requesting or joining in a registration, each underwriter of the securities so registered and each other person who controls any such underwriter within the meaning of Section 15 of the Securities Act and their respective successors (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions or proceedings, whether commenced or threatened in respect thereof), joint or several arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like, or any amendment or supplement thereto) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss,

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damage, liability or action; provided, however, that
the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in conformity with written information furnished to the Company by such Indemnitee(s) or any failure of any Indemnitee to comply with the prospectus delivery requirements as to which the Company or the underwriters have given the Indemnitees notice or arising out of or based on any acts or omissions of any Indemnitee in violation of any federal or state securities laws or this Agreement. The foregoing indemnity agreement is also subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), the foregoing indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished by the Indemnitee or underwriter to the person or entity asserting the loss, liability, claim or damage at or prior to the time furnishing the Final Prospectus is required by the Securities Act.

          10.2 To the extent permitted by law, each Selling Holder requesting or joining in a registration will, and hereby does, indemnify the Company and its officers and directors, the underwriter and its officers, directors and agents and each other security holder of the Company joining in a registration and its officers, directors and agents, and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made to the extent that such untrue statement or omission is contained in any information with respect to such Selling Holder or with respect to any underwriting of the Registrable Stock of such Selling Holder furnished in writing by such Selling Holder or its representatives to the Company for inclusion in any of such documents or arising out of or based on any failure to comply with the prospectus delivery requirements or any action or omission by any Selling Holder in violation of the federal or state securities laws or this Agreement and will reimburse the Company and each other person indemnified pursuant to this Section 10.2 for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage,
liability or action.   With respect to each claim pursuant
to this Section 10.02, each Selling Holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such Selling Holder (after deducting any underwriting discounts and expense) from sale of the Registrable Stock being sold pursuant to such registration statement or prospectus by such Selling Holder.

       10.3 The Company may require, as a condition to entering into any underwriting or similar placement agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it in such form as is customary from each agent or underwriter named in any such agreement, severally and not jointly, to indemnify the Company from any losses that arise out of or are based upon an untrue statement or omission to state therein a material fact required to be stated therein or necessary to make the statements

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

therein not misleading, but
only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon written information regarding such agent or underwriter furnished to the Company by such agent or underwriter expressly for use therein.

          10.4 Each party entitled to indemnification hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party") promptly after such indemnified party has actual knowledge of any action or proceeding involving a claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume control of the defense of any claim or any litigation resulting therefrom, provided, however, that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such indemnified party's expense, provided, further, that should the indemnified party and the indemnifying party have conflicting interests such that a single firm may not represent all such parties, the indemnified party shall be entitled to retain separate counsel at the indemnifying party's expense, and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 10, except to the extent that the indemnifying party is actually prejudiced as a result of the failure to give notice. No indemnifying party (i) in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed, or (iii) shall be liable for the fees or expenses of more than one separate firm of attorneys at any time for all indemnified parties.

          10.5 If, for any reason, the indemnification provided for in this Section 10 is unavailable to, or is insufficient to hold harmless, a party that would have been an indemnified party under this Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the extent permitted by law to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other hand in connection with the statement or omission which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 10.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
10.5.  The amount paid or payable by an

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

indemnified party as a
result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 10.5 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 10.4 if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this
Section 10 (with appropriate modifications) shall be given by the Company and each Selling Holder with respect to statements or omissions contained in applications or other written information filed in any state or other jurisdiction in connection with the registration or other qualification of Registrable Stock under applicable state securities or blue sky laws or regulations.

         In the event of any underwritten offering of Registrable Stock under the Securities Act pursuant to the provisions of this Section 10, the Company and each Selling
Holder agree, to the extent practicable, to enter into an underwriting agreement, in customary form, with the underwriters, which underwriting agreement may contain additional provisions with respect to indemnification and contribution.

          10.6 To the extent permitted by law, the reimbursement required by this Section 10 shall be made by periodic payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or expenses incurred; provided, however, that the indemnifying party shall have received an undertaking by the indemnified party to repay such amounts in the event it is later determined that such indemnification is not available.

          Section 11. Transfer of Registration Rights. The rights to cause the Company to register Registrable Stock pursuant to this Agreement may not be assigned by a Holder to a transferee or assignee of such securities except to the grantor of Holder or to another person to whom Holder is transferring at least 25,000 shares of Registrable Stock or 1.5% of the Class A Interest, and provided that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) the assignee agrees to be bound by this Agreement. Upon a transfer in accordance with this Section 11, the transferee shall collectively with the Holder be deemed the "Holder" under this Agreement.

          Section 12. Lock-Up Agreement. Holder agrees, in connection with the registration of Registrable Stock for sale to the general public pursuant to Section 5, that, upon written request of the underwriters managing any such offering, such Holder will agree in writing not to sell, make short sales of or otherwise dispose of any or all of the Registrable Stock (other than that included in the registration) without the prior consent of such underwriters for such period of time of not less than 60 days from the effective date of such registration as the underwriters may specify.

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

          Section 13.  Termination of Registration Obligations.
The obligations of the Company to any Holder with respect to its rights of registration provided for in this Agreement:

               (a)  shall continue until such time as the
               Company warrants to the Holder and counsel to the Company delivers its written opinion to the Holder that such Holder has no further obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act in connection with sales by such Holder of the Registrable Stock; and

               (b) shall not apply to any proposed sales or other dispositions or offers therefor of any Registrable Stock with respect to which the Company warrants to the Holder and counsel to the Company delivers its written opinion to the Holder, or counsel for such Holder is of the opinion provided that the Company's counsel concurs with such opinion, and such counsel has advised the Company and such Holder, respectively, that such Holder has no obligation to comply with, or the transaction is exempt from, the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act.

          Section 14. Survival of Agreements. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company and the Holder in connection with the transactions contemplated hereby shall
survive the execution and delivery of this Agreement.       The
indemnification and contribution provisions of Section 10 shall survive any termination of this Agreement.

          Section 15.  Miscellaneous Provisions.

          15.1 Notices. All notices, demands and other communications which may or are required to be given hereunder or with respect hereto shall be in writing, shall be delivered personally, sent by nationally recognized overnight delivery service, charges prepaid, or by first class, registered or certified mail, or by telecopier (fax), and shall be deemed to have been given or made when personally delivered, the next business day after delivery to such overnight delivery service, five (5) days after deposited in the mail, or when received if sent by telecopier (fax), addressed or sent as follows:

               (a)  If to the Company:
                    Home Properties of New York, Inc.
                    850 Clinton Square
                    Rochester, New York  14604
                    Attention: Ann M. McCormick,
                    Vice President and General Counsel
                    (716) 246-4105
                    Telecopier:  (716) 546-5433

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

                (b) If to Holder:

                    Express Mail:
                    Mortgage and Real Estate Division
                    Michigan Department of Treasury
                    430 West Allegan
                    Lansing, Michigan 48922
                    Attention:  Administrator
                    (517) 373-0702
                    Telecopier: (517) 373-0635

                    Other Mail:
                    Mortgage and Real Estate
                    Division Michigan Department of
                    Treasury P.O. Box 15128
                    Lansing, Michigan  48901
                    Attn:  Administrator

          with a copy to:

                    Michigan Department of Attorney
                    General Finance and Development
                    Division
                    One Michigan Avenue
                    Building 120 North
                    Washington Square Lansing,
                    Michigan 48933
                    (517) 373-1130
                    Telecopier: (517) 335-3088

          and an additional copy to:

                    Rogers & Wells
                    200 Park Avenue
                    New York, New York 10166-0153
                    Attn: Jay Bernstein

or such other addresses as each of the parties hereto may designate by written notice to the other party.

For purposes of this Agreement, State Treasurer of the State of Michigan, Custodian of Michigan Public School Employees' Retirement System, State Employees' Retirement System, Michigan State Police Retirement System and Michigan Judges' Retirement System ("SMRS") will only be deemed to have received any notice upon the written acknowledgment by one individual designated by SMRS with authority to acknowledge such receipt or upon refusal by any designee to accept receipt of any notice. SMRS shall at all times provide the Company with a written

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

designation of at
least two individuals or titles of positions that are so designated with authority to acknowledge receipt of written notices.

In all cases where a failure by the Holder to respond within a specified time frame shall be deemed to be a response. Any written notice by the Company to SMRS shall specifically state that a failure to respond within the indicated time frame shall be deemed to be a response.

          15.2 Amendments. This Agreement may not be amended or terminated orally or in writing unless executed by all the parties to this Agreement, except that any provision of this Agreement may be amended with the written consent of the Company and any Holder as to any rights or obligations of such Holder or the Company without affecting any other Holder.

          15.3 Entire Agreement. This Agreement and the Acquisition Agreement contain the entire agreement between the parties with respect to the matters contained herein, and supersede all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

          15.4 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

          15.5 Governing Law and Severability. This Agreement shall be governed by the laws of the State of New York as applied to agreements entered into and to be performed entirely within the State. If any provision of this Agreement or any application thereof is held to be unenforceable, the remainder of the Agreement and any application of such provision shall not be affected thereby and to the extent permitted by law, there shall be substituted for the provisions held unenforceable, provisions which shall, as nearly as possible, have the same economic effect as the provisions held unenforceable.

          15.6 Headings. The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          15.7 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the extent provided in Section 11 with respect to the rights of Holder hereunder, its successors and permitted transferees.

          IN WITNESS WHEREOF, each of the parties have executed this Agreement on the date first written above.

                           COMPANY:

                           HOME PROPERTIES OF NEW YORK, INC.


                           By: /s/ Amy L. Tait
                               Amy L. Tait, Executive Vice President

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

                           HOLDER:

                            STATE TREASURER OF THE STATE OF
                            MICHIGAN, CUSTODIAN OF MICHIGAN
                            PUBLIC SCHOOL EMPLOYEES' RETIREMENT
                            SYSTEM, STATE EMPLOYEES' RETIREMENT
                            SYSTEM, MICHIGAN STATE POLICE
                            RETIREMENT SYSTEM AND MICHIGAN
                            JUDGES' RETIREMENT SYSTEM



                            By: /s/ Philip L. Van Syckle
                                Philip L. Van Syckle
                                Administrator
                                Mortgage and Real Estate Division

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